                                                                      Exhibit 21

Subsidiaries of Registrant

                                                                                                  % of Voting
                                                                                                   Securities
                                                                                                 Owned by its
                                                                             Jurisdiction of        Immediate
Name of Corporation(1)                                                         Incorporation           Parent(2)
=============================================================================================================
American International Group, Inc. (Registrant)                                     Delaware            (3)
   AIG Aviation, Inc.                                                                Georgia            100%
   AIG Bulgaria Insurance and Reinsurance Company AD                                Bulgaria            100%
   AIG Capital Corp.                                                                Delaware            100%
   AIG Capital Management Corp.                                                     Delaware            100%
   AIG Claim Services, Inc.                                                         Delaware            100%
   AIG Consumer Finance Group, Inc.                                                 Delaware            100%
     AIG Bank Polska S.A.                                                             Poland           97.23%
     AIG Credit S.A.                                                                  Poland            100%
     Compania Financiera Argentina S.A.                                            Argentina           95.62%
   AIG Credit Corp.                                                                 Delaware            100%
     A.I. Credit Corp.                                                         New Hampshire            100%
     Imperial Premium Finance, Inc.                                               California            100%
     Imperial Premium Finance, Inc.                                                 Delaware            100%
   AIG Finance Holdings, Inc.                                                       New York            100%
     AIG Finance (Hong Kong) Limited                                               Hong Kong            100%
   AIG Financial Products Corp.                                                     Delaware            100%
     AIG Matched Funding Corp.                                                      Delaware            100%
     Banque AIG                                                                       France             90%(4)
   AIG Funding, Inc.                                                                Delaware            100%
   AIG Global Investment Group, Inc.                                                Delaware            100%
     AIG Capital Partners, Inc.                                                     Delaware            100%
     AIG Global Investment Corp.                                                  New Jersey            100%
   AIG Global Real Estate Investment Corp.                                          Delaware            100%
   AIG Global Trade & Political Risk Insurance Company                            New Jersey            100%
   AIG Golden Insurance Ltd.                                                          Israel           50.1%
   AIG Life Insurance Company                                                       Delaware           78.9%(5)
   AIG Life Insurance Company of Canada                                               Canada            100%
   AIG Life Insurance Company of Puerto Rico                                     Puerto Rico            100%
   AIG Marketing, Inc.                                                              Delaware            100%
   AIG Memsa, Inc.                                                                  Delaware            100%
     Tata AIG General Insurance Company Ltd.                                           India             26%
   AIG Private Bank Ltd.                                                         Switzerland            100%
   AIG Risk Management, Inc.                                                        New York            100%
   AIG Trading Group Inc.                                                           Delaware            100%
     AIG International Inc.                                                         Delaware            100%
   AIU Insurance Company                                                            New York             52%(6)
   AIU North America, Inc.                                                          New York            100%
   American Home Assurance Company                                                  New York            100%
     AIG Hawaii Insurance Company, Inc.                                               Hawaii            100%
     American International Insurance Company                                       New York            100%
       American International Insurance Company of California, Inc.               California            100%
       American International Insurance Company of New Jersey                     New Jersey            100%
       Minnesota Insurance Company                                                 Minnesota            100%
   American International Realty Corp.                                              Delaware          31.47%(7)
   Pine Street Real Estate Holdings Corp.                                      New Hampshire          31.47%(8)
   Transatlantic Holdings, Inc.                                                     Delaware          33.77%(9)
     Transatlantic Reinsurance Company                                              New York            100%
       Putnam Reinsurance Company                                                   New York            100%
       Trans Re Zurich                                                           Switzerland            100%

                                                                                                        % of Voting
                                                                                                         Securities
                                                                                                       Owned by its
                                                                                   Jurisdiction of        Immediate
Name of Corporation(1)                                                               Incorporation           Parent(2)
===================================================================================================================
   American International Group Data Center, Inc.                                    New Hampshire              100%
   American International Life Assurance Company of New York                              New York            77.52%(10)
   American International Reinsurance Company Limited                                      Bermuda              100%
     American International Assurance Company, Limited                                   Hong Kong              100%
       American International Assurance Company (Australia) Limited                      Australia              100%
     American International Assurance Company (Bermuda) Limited                            Bermuda              100%
       American International Assurance Co. (Vietnam) Limited                              Vietnam              100%
       Tata AIG Life Insurance Company Ltd.                                                  India               26%
     Nan Shan Life Insurance Company, Ltd.                                                  Taiwan               95%
   American International Underwriters Corporation                                        New York              100%
   American International Underwriters Overseas, Ltd.                                      Bermuda              100%
     AIG Europe (Ireland) Ltd.                                                             Ireland              100%
     AIG Europe (U.K.) Limited                                                             England              100%
     AIG Interamericana Compania de Seguros Gerais (Brazil)                                 Brazil               50%
     Universal Insurance Co., Ltd.                                                        Thailand              100%
     La Seguridad de Centroamerica, Compania de Seguros, Sociedad Anonima                Guatemala              100%
     American International Insurance Company of Puerto Rico                           Puerto Rico              100%
     La Interamerica Compania de Seguros Generales S.A                                    Colombia              100%
     American International Underwriters G.m.b.H                                           Germany              100%
     Underwriters Adjustment Company, Inc.                                                  Panama              100%
   American Life Insurance Company                                                        Delaware              100%
     AIG Life (Bulgaria) Z.D. A.D.                                                        Bulgaria              100%
     AIG Participacoes do Brasil, S.A.                                                      Brazil              100%
     ALICO, S.A.                                                                            France               89%
     American Life Insurance Company (Kenya) Limited                                         Kenya              100%
     Pharaonic American Life Insurance Company                                               Egypt             71.6%
   American Security Life Insurance Company, Ltd.                                      Switzerland             99.8%
   American Security Life Insurance Company                                           Lichtenstein              100%
   Birmingham Fire Insurance Company of Pennsylvania                                  Pennsylvania              100%
   China America Insurance Company, Ltd.                                                  Delaware               50%
   Commerce and Industry Insurance Company                                                New York              100%
   Commerce and Industry Insurance Company of Canada                                       Ontario              100%
   Delaware American Life Insurance Company                                               Delaware              100%
   Hawaii Insurance Consultants, Ltd.                                                       Hawaii              100%
   HSB Group, Inc.                                                                        Delaware              100%
     The Hartford Steam Boiler Inspection and Insurance Company                        Connecticut              100%
       Allen Insurance Company Ltd. (Bermuda)                                              Bermuda              100%
       The Hartford Steam Boiler Inspection and Insurance Company of Connecticut       Connecticut              100%
       The Hartford Steam Boiler Inspection and Insurance Company of Texas                   Texas              100%
       HSB Engineering Insurance Limited                                                   England              100%
         The Boiler Inspection and Insurance Company of Canada                              Canada              100%
   The Insurance Company of the State of Pennsylvania                                 Pennsylvania              100%
   Landmark Insurance Company                                                           California              100%
   Mt. Mansfield Company, Inc.                                                             Vermont              100%
   National Union Fire Insurance Company of Pittsburgh, Pa.                           Pennsylvania              100%
     American International Specialty Lines Insurance Company                               Alaska               70%(11)
     International Lease Finance Corporation                                            California              100%
     Lexington Insurance Company                                                          Delaware               70%(11)
       JI Accident & Fire Insurance Co. Ltd.                                                 Japan               50%

                                                                                                    % of Voting
                                                                                                     Securities
                                                                                                   Owned by its
                                                                               Jurisdiction of        Immediate
Name of Corporation                                                              Incorporation           Parent(2)
==============================================================================================================
     National Union Fire Insurance Company of Louisiana                              Louisiana              100%
     21st Century Insurance Group                                                   California            33.07%(12)
       21st Century Insurance Company                                               California              100%
       21st Century Casualty Company                                                California              100%
     Starr Excess Liability Insurance Company, Ltd.                                   Delaware              100%
       Starr Excess Liability Insurance International Limited                          Ireland              100%
   NHIG Holding Corp.                                                                 Delaware              100%
     Audubon Insurance Company                                                       Louisiana              100%
       Audubon Indemnity Company                                                   Mississippi              100%
       Agency Management Corporation                                                 Louisiana              100%
         The Gulf Agency, Inc.                                                         Alabama              100%
     New Hampshire Insurance Company                                              Pennsylvania              100%
       AIG Europe, S.A                                                                  France              (13)
       A.I. Network Corporation                                                  New Hampshire              100%
       American International Pacific Insurance Company                               Colorado              100%
       American International South Insurance Company                             Pennsylvania              100%
       Granite State Insurance Company                                            Pennsylvania              100%
       New Hampshire Indemnity Company, Inc.                                      Pennsylvania              100%
       AIG National Insurance Company, Inc.                                           New York              100%
       Illinois National Insurance Co.                                                Illinois              100%
       New Hampshire Insurance Services, Inc.                                    New Hampshire              100%
   Pharaonic Insurance Company, S.A.E.                                                   Egypt               90%
   The Philippine American Life and General Insurance Company                      Philippines               99%
     Pacific Union Assurance Company                                                California              100%
     The Philippine American General Insurance Company, Inc.                       Philippines              100%
     Philam Insurance Company, Inc.                                                Philippines              100%
   Risk Specialist Companies, Inc.                                                    Delaware              100%
   SunAmerica Inc.                                                                    Delaware              100%
     SunAmerica Investments, Inc.                                                     Georgia               100%
        SunAmerica Financial Network, Inc.                                            Maryland              100%
        Advantage Capital Corp.                                                       New York              100%
        FSC Securities, Inc.                                                          Delaware              100%
        Sentra Securities Corp.                                                     California              100%
        Spelman & Co., Inc.                                                         California              100%
        SunAmerica Securities, Inc.                                                   Delaware              100%
     Resources Trust Company                                                          Colorado              100%
     SunAmerica Life Insurance Company                                                 Arizona              100%
       First SunAmerica Life Insurance Company                                        New York              100%
         Anchor National Life Insurance Company                                        Arizona              100%
         Royal Alliance Associates, Inc.                                              Delaware              100%
         SunAmerica Asset Management Corp.                                            Delaware              100%
         SunAmerica Capital Services, Inc.                                            Delaware              100%
    21st Century Insurance Company of Arizona                                          Arizona               51%(14)

                                                                                                    % of Voting
                                                                                                     Securities
                                                                                                   Owned by its
                                                                               Jurisdiction of        Immediate
Name of Corporation                                                              Incorporation           Parent(2)
==============================================================================================================
United Guaranty Corporation                                                     North Carolina          36.31%(15)
   United Guaranty Insurance Company                                            North Carolina            100%
   United Guaranty Mortgage Insurance Company                                   North Carolina            100%
   United Guaranty Mortgage Insurance Company of North Carolina                 North Carolina            100%
   United Guaranty Residential Insurance Company of North Carolina              North Carolina            100%
   United Guaranty Residential Insurance Company                                North Carolina             75%(16)
   United Guaranty Commercial Insurance Company of North Carolina               North Carolina            100%
   United Guaranty Mortgage Indemnity Company                                   North Carolina            100%
   United Guaranty Credit Insurance Company                                     North Carolina            100%
   United Guaranty Services, Inc.                                               North Carolina            100%
==============================================================================================================


----------

(1) All subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

(2)   Percentages include directors' qualifying shares.

(3)   The common stock is owned 13.6 percent by SICO, 2.0 percent by Starr and
      2.7 percent by The Starr Foundation.

(4)   Also owned 10 percent by AIG Matched Funding Corp.

(5)   Also owned 21.1 percent by Commerce & Industry Insurance Company.

(6) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union, and 8 percent by Birmingham.

(7)   Also owned by 11 other AIG subsidiaries

(8)   Also owned by 11 other AIG subsidiaries

(9)   Also owned 26.19 percent by American International Group, Inc.

(10)  Also owned 22.48 percent by American Home.

(11) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham.

(12) Also owned 16.87 percent by American Home, 6.34 percent by Commerce & Industry Insurance Company and 6.34 percent by New Hampshire.

(13)  100 percent to be held with other AIG companies.

(14)  Also owned 49 percent by 21st Century Insurance Group.

(15) Also owned 45.88 percent by National Union, 16.95 percent by New Hampshire and 0.86 percent by The Insurance Company of the State of Pennsylvania.

(16) Also owned 25 percent by United Guaranty Residential Insurance Company of North Carolina.